                                                                    EXHIBIT 99.2

                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1995-A
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES

Beginning of the Month Principal Receivables:                              $                  2,916,469,244.68
Beginning of the Month Finance Charge Receivables:                         $                    128,527,739.51
Beginning of the Month Discounted Receivables:                             $                              0.00
Beginning of the Month Total Receivables:                                  $                  3,044,996,984.19


Removed Principal Receivables:                                             $                              0.00
Removed Finance Charge Receivables:                                        $                              0.00
Removed Total Receivables:                                                 $                              0.00


Additional Principal Receivables:                                          $                              0.00
Additional Finance Charge Receivables:                                     $                              0.00
Additional Total Receivables:                                              $                              0.00


Discounted Receivables Generated this Period:                              $                              0.00


End of the Month Principal Receivables:                                    $                  2,818,233,901.50
End of the Month Finance Charge Receivables:                               $                    131,792,745.26
End of the Month Discounted Receivables:                                   $                              0.00
End of the Month Total Receivables:                                        $                  2,950,026,646.76


Special Funding Account Balance                                            $                              0.00
Aggregate Invested Amount (all Master Trust Series)                        $                  2,330,000,000.00
End of the Month Transferor Amount                                         $                    488,233,901.50
End of the Month Transferor Percentage                                                                  17.32%


DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                                          RECEIVABLES


              30-59 Days Delinquent                                        $                     62,210,563.18
              60-89 Days Delinquent                                        $                     43,733,358.98
              90+ Days Delinquent                                          $                     90,742,929.49

              Total 30+ Days Delinquent                                    $                    196,686,851.65
              Delinquent Percentage                                                                      6.67%

Defaulted Accounts During the Month                                        $                     20,155,857.77
Annualized Default Percentage                                                                            8.29%

Principal Collections                                                                           395,811,223.16
Principal Payment Rate                                                                                  13.57%

Total Payment Rate                                                                                      14.61%


INVESTED AMOUNTS


              Class A Initial Invested Amount                              $                    368,000,000.00
              Class B Initial Invested Amount                              $                     32,000,000.00

INITIAL INVESTED AMOUNT                                                    $                    400,000,000.00

              Class A Invested Amount                                      $                    368,000,000.00
              Class B Invested Amount                                      $                     32,000,000.00

INVESTED AMOUNT                                                            $                    400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                                                          13.72%
PRINCIPAL ALLOCATION PERCENTAGE                                                                         13.72%


MONTHLY SERVICING FEE                                                      $                        666,666.66

INVESTOR DEFAULT AMOUNT                                                    $                      2,765,383.69


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                                                             92.00%

              Class A Finance Charge Collections                           $                      6,659,542.72
              Other Amounts                                                $                              0.00

TOTAL CLASS A AVAILABLE FUNDS                                              $                      6,659,542.72

              Class A Monthly Interest                                     $                      1,717,333.33
              Class A Servicing Fee                                        $                        613,333.33
              Class A Investor Default Amount                              $                      2,544,152.99

TOTAL CLASS A EXCESS SPREAD                                                $                      1,784,723.07


REQUIRED AMOUNT                                                            $                              0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                                                              8.00%

              Class B Finance Charge Collections                           $                        579,090.67
              Other Amounts                                                $                              0.00

TOTAL CLASS B AVAILABLE FUNDS                                              $                        579,090.67


              Class B Monthly Interest                                     $                        152,462.22
              Class B Servicing Fee                                        $                         53,333.33

TOTAL CLASS B EXCESS SPREAD                                                $                        373,295.12



EXCESS SPREAD --


TOTAL EXCESS SPREAD                                                        $                      2,158,018.19


              Excess Spread Applied to Required Amount                     $                              0.00

              Excess Spread Applied to Class A Investor                    $                              0.00
              Charge Offs

              Excess Spread Applied to Class B Items                       $                        221,230.70

              Excess Spread Applied to Class B Investor                    $                              0.00
              Charge Offs

              Excess Spread Applied to Monthly Cash                             $                   29,866.67
              Collateral Fee

              Excess Spread Applied to Cash Collateral                          $                        0.00
              Account

              Excess Spread Applied to other amounts owed                       $                        0.00
              Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                                     $                1,906,920.82


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                                               $               10,923,382.88


SERIES 1995-A EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                                  $                        0.00
SERIES 1995-A

              Excess Finance Charge Collections Applied to                      $                        0.00
              Required Amount

              Excess Finance Charge Collections Applied to                      $                        0.00
              Class A Investor Charge Offs

              Excess Finance Charge Collections Applied to                      $                        0.00
              Class B Items

              Excess Finance Charge Collections Applied to                      $                        0.00
              Class B Investor Charge Offs

              Excess Finance Charge Collections Applied to                      $                        0.00
              Monthly Cash Collateral Fee

              Excess Finance Charge Collections Applied to                      $                        0.00
              Cash Collateral Account

              Excess Finance Charge Collections Applied to                      $                        0.00
              other amounts owed Cash Collateral Depositor

YIELD AND BASE RATE --

              Base Rate (Current Month)                                                                         7.26%
              Base Rate (Prior Month)                                                                           7.79%
              Base Rate (Two Months Ago)                                                                        7.54%

THREE MONTH AVERAGE BASE RATE                                                                                   7.53%

              Portfolio Yield (Current Month)                                                                  13.42%
              Portfolio Yield (Prior Month)                                                                    15.48%
              Portfolio Yield (Two Months Ago)                                                                 13.64%

THREE MONTH AVERAGE PORTFOLIO YIELD                                                                            14.18%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                                                                   92.00%

              Class A Principal Collections                                           $                 49,960,875.82

CLASS B PRINCIPAL PERCENTAGE                                                                                    8.00%

              Class B Principal Collections                                           $                  4,344,423.99

TOTAL PRINCIPAL COLLECTIONS                                                           $                 54,305,299.81


REALLOCATED PRINCIPAL COLLECTIONS                                                     $                          0.00


SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                                     $                          0.00
SERIES


CLASS A AMORTIZATION --

              Controlled Amortization Amount                                          $                          0.00
              Deficit Controlled Amortization Amount                                  $                          0.00

CONTROLLED DISTRIBUTION AMOUNT                                                        $                          0.00

CLASS B AMORTIZATION --

              Controlled Amortization Amount                                          $                          0.00
              Deficit Controlled Amortization Amount                                  $                          0.00

CONTROLLED DISTRIBUTION AMOUNT                                                        $                          0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL                                   $                 54,305,299.81
SHARING


INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                                          $                          0.00

CLASS B INVESTOR CHARGE OFFS                                                          $                          0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                               $                          0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                                               $                          0.00


CASH COLLATERAL ACCOUNT --

              Required Cash Collateral Amount                                         $                 52,000,000.00
              Available Cash Collateral Amount                                        $                 52,000,000.00


INTEREST RATE CAP PAYMENTS --

              Class A Interest Rate Cap Paymets                                       $                          0.00
              Class B Interest Rate Cap Paymets                                       $                          0.00


TOTAL DRAW AMOUNT                                                                     $                          0.00
CASH COLLATERAL ACCOUNT SURPLUS                                                       $                          0.00

                                          First USA Bank, NA
                                          as Servicer


                                          By:     /s/ Tracie Klein
                                               ---------------------------------
                                                      Tracie H. Klein
                                                      Vice President